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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 3, 2004
         --------------------------------------------------------------
                Date of report (Date of earliest event reported)



                             VALUEVISION MEDIA, INC.
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             (Exact Name of Registrant as Specified in its Charter)



          MINNESOTA                     0-20243                 41-1673770
----------------------------    ------------------------  ----------------------
  (State of Incorporation)      (Commission File Number)     (I.R.S. Employer
                                                            Identification No.)



                6740 SHADY OAK ROAD
              EDEN PRAIRIE, MINNESOTA                            55344-3433
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    (Address of principal executive offices)                     (Zip Code)



                        Telephone Number: (952) 943-6000
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

         On February 3, 2004, ValueVision Media, Inc. issued a press release, a copy of which is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

              99       Press Release dated February 3, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 3, 2004                      VALUEVISION MEDIA, INC.



                                             By /s/ Nathan E. Fagre
                                                --------------------------------
                                                Nathan E. Fagre
                                                Senior Vice President,
                                                General Counsel and Secretary



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                                  EXHIBIT INDEX

No.      Description                                        Manner of Filing
--       -----------                                        ----------------
99       Press Release dated February 3, 2004 ...........   Filed electronically